UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 1, 2016, Welltower Inc. (the “Company”) sold $700,000,000 aggregate principal amount of the Company’s 4.25% notes due 2026 (the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-203802) filed with the Securities and Exchange Commission on May 1, 2015.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010 (the “Indenture”), as supplemented by Supplemental Indenture No. 12 between the Company and the Trustee, dated as of March 1, 2016 (the “Supplemental Indenture”). The Notes bear interest at a rate of 4.25% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2016. The Notes mature on April 1, 2026.

The foregoing description of the Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the Indenture, the Supplemental Indenture and the form of global note, attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 12, dated as of March 1, 2016, between the Company and the Trustee.

4.3	Form of Global Note due 2026 (included in Exhibit 4.2 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ THOMAS J. DEROSA
Name: Thomas J. DeRosa
Title: Chief Executive Officer

Dated: March 3, 2016

Exhibit Index

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 12, dated as of March 1, 2016, between the Company and the Trustee.

4.3	Form of Global Note due 2026 (included in Exhibit 4.2 hereto).